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                                                                   EXHIBIT 10.14

                                ESCROW AGREEMENT

          This Escrow Agreement (this "Agreement") is entered into as of May 11, 2000, by and among Red Robin International, Inc., a Nevada corporation ("Buyer"), Red Robin Holding Co., Inc., a direct wholly owned subsidiary of Buyer incorporated under the laws of Nevada ("Merger Sub"), the stockholders of The Snyder Group Company, a Delaware corporation (the "Company") listed on the attached Schedule I (the "Stockholders") and Harris Trust Company of California as Escrow Agent (the "Escrow Agent").

                                   BACKGROUND

          A. The respective Boards of Directors of Buyer and the Company and the Stockholders have approved the merger of the Company with and into Merger Sub (the "Merger"), upon the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the "Merger Agreement").

          B. Concurrently with the execution of the Merger Agreement and as an inducement to Buyer to enter into the Merger Agreement, Buyer, Merger Sub, and the Stockholders desire to enter into this Agreement as security for the accurateness and completeness of the representations, warranties, covenants, agreements and indemnities made by the Company and the Stockholders in the Merger Agreement and to satisfy any adjustments to the Stock Merger Consideration pursuant to Section 2.9 of the Merger Agreement. Unless otherwise defined in this Agreement, capitalized words will have the meanings ascribed to them in the Merger Agreement.

                                    AGREEMENT

          In consideration of the mutual promises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

     1. Appointment of Escrow Agent. The Escrow Agent is hereby appointed to act
        ---------------------------
     as escrow agent in accordance with the terms hereof, and the Escrow Agent hereby accepts such appointment. The Escrow Agent shall have all the rights, powers, duties and obligations provided herein.

     2. Deposit of Escrow Assets. On the date of the closing of the transactions
        ------------------------
     contemplated by the Merger Agreement (written notification of said date to be delivered to the Escrow Agent by Buyer) (the "Closing Date"), each Stockholder will be deemed to have received and then deposited with the Escrow Agent 2,500,000 shares in the aggregate of Buyer Common Stock issued to the Stockholders pursuant to Section 2.8 of the Merger Agreement, without any act of the Stockholders; provided, however, that each
                                          --------  -------
     Stockholder shall have the option, upon notice to Buyer 3 days prior to the Closing, to deposit cash with the Escrow Agent in lieu of the deposit of Buyer Common Stock (for an amount in cash equal to such Buyer Common Stock, at a value of $2.00 per share of Buyer Common Stock). Such shares will be registered in the name of the Stockholders with attached stock powers executed in blank, and will be deposited with the Escrow Agent. Such total deposit and any cash deposited with the Escrow

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     Agent by any of the Stockholders in exchange for the release of Buyer
     Common Stock shall constitute the escrow assets (the "Escrow Assets"). At any time during which the Escrow Agent holds any Buyer Common Stock of any of the Stockholders, each such Stockholder shall have the option, upon notice to the Escrow Agent and Buyer 3 days prior to the delivery of cash to the Escrow Agent, to deposit cash with the Escrow Agent in exchange for all or a part of such Stockholder's Buyer Common Stock, at which time the Escrow Agent shall release Buyer Common Stock to such Stockholder. For purposes of determining the number of shares of Buyer Common Stock to be released to any Stockholder that deposits cash with the Escrow Agent in exchange for the release of all or a part of such Stockholder's Buyer Common Stock, the value of each share of Buyer Common Stock shall be $2.00, subject to adjustment pursuant to Section 7. Any cash received by the Escrow Agent for release of all or a part of such Stockholder's Buyer Common Stock shall become a part of the Escrow Assets.

     3. Purposes of the Escrow Assets. The purposes of the Escrow Assets shall
        -----------------------------
     be to satisfy (i) any adjustments to the Merger Consideration required under Section 2.9 of the Merger Agreement and (ii) any claims by any Buyer Indemnified Party for indemnification pursuant to Article IX of the Merger Agreement.

     4. Disbursement of Escrow Assets for Adjustments to the Merger
         ----------------------------------------------------------
     Consideration. To satisfy any reduction in the Merger Consideration
     -------------
     pursuant to Section 2.9 of the Merger Agreement, the Escrow Agent shall disburse all or part of the Escrow Assets as follows:

          (a) If the Escrow Agent receives written instructions from the Stockholder Agent to release Escrow Assets to Buyer with a value equal to a portion or all of the amount of any reduction in the Merger Consideration determined in accordance with Section 2.9 of the Merger Agreement, the Escrow Agent shall immediately disburse Escrow Assets to Buyer in the amount specified in the Stockholder Agent's written instructions.

          (b) If the Escrow Agent receives written instructions from Buyer (i) setting forth the amount of any reduction in the Merger Consideration finally determined in accordance with Section 2.9 of the Merger Agreement, (ii) stating that Buyer has not received payment from the Stockholders of the amount of such reduction within three days of the date of final determination and (iii) instructing the Escrow Agent to disburse Escrow Assets to Buyer with a value equal to any portion or all of the amount of such reduction, the Escrow Agent shall immediately disburse Escrow Assets to Buyer in the amount specified in Buyer's written instructions.

          (c) If at the time of any disbursement pursuant to this Section 4, the Escrow Assets are comprised of both cash and Buyer Common Stock, Buyer shall instruct the Escrow Agent to make such disbursement from either the cash, Buyer Common Stock, or any combination of cash and Buyer Common Stock.

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          (d) The Escrow Agent shall have no duty or obligation to verify that the amount specified in any written instructions delivered to the Escrow Agent pursuant to Section 4(a) or 4(b) was determined in accordance with Section 2.9 of the Merger Agreement.

     5. Disbursement of the Stockholders' Escrow Assets. The Escrow Agent shall
        -----------------------------------------------
     disburse all or part of the Escrow Assets that are owned by the Stockholders as follows:

          (a) On the earlier of (i) eighteen months following the Closing Date or (ii) a date certified to the Escrow Agent by Buyer that is 60 days after Buyer's auditors have delivered a signed audit report with respect to the Company's fiscal year 2000 (the "First Stockholder Release Date"), the Escrow Agent shall disburse to each Stockholder 40% of the balance of the Escrow Assets that are owned by each such Stockholder as of the First Stockholder Release Date, unless the Escrow Agent and the Stockholder Agent have received one or more Claim Notices from any Buyer Indemnified Party setting forth, in reasonable detail, (i) the amount of any Covered Liabilities due to such Buyer Indemnified Party from the Stockholders under Section 9.2(a) of the Merger Agreement, and (ii) a description of the factual basis therefor (a "Company Indemnity Claim"). With respect to each Stockholder, if the Pro Rata Percentage (as defined below) obligation of such Stockholder for the aggregate amount of any Company Indemnity Claim(s) set forth in Claim Notice(s) as of the First Stockholder Release Date is less than 40% of the balance of the Escrow Assets owned by such Stockholder as of such date, the Escrow Agent shall pay to such Stockholder the amount of the difference between such Stockholder's Pro Rata Percentage obligation for the aggregate amount of such Company Indemnity Claim(s) and 40% of the balance of the Escrow Assets owned by such Stockholder as of the First Stockholder Release Date, and the Escrow Agent shall retain the amount of such Company Indemnity Claim(s) as part of the Escrow Assets to be held by the Escrow Agent pursuant to this Escrow Agreement. The amount retained by the Escrow Agent in connection with such Company Indemnity Claim(s), if any, shall be the "Retained Amount". Notwithstanding the foregoing, if the Escrow Agent and any of the Stockholders have received one or more Claim Notices from any Buyer Indemnified Party setting forth, in reasonable detail, (i) the amount of any Covered Liabilities due to such Buyer Indemnified Party from such Stockholder under Section 9.2(b) of the Merger Agreement, and (ii) a description of the factual basis therefor (a "Stockholder Indemnity Claim"), then any disbursement by the Escrow Agent to such Stockholder pursuant to this
          Section 5(a) shall be reduced by the aggregate amount of such Stockholder Indemnity Claim(s) and such amount shall be retained by the Escrow Agent as part of the Retained Amount.

          (b) On the second anniversary of the Closing Date, the Escrow Agent shall disburse to each Stockholder 50% of the balance of the Escrow Assets that are owned by each such Stockholder as of such date, unless the Escrow Agent and the Stockholder Agent have received one or more Claim Notices from any Buyer Indemnified Party setting forth, in reasonable detail, a Company Indemnity Claim. With respect to each Stockholder, if the Pro Rata Percentage obligation of

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          such Stockholder for the aggregate amount of any Company Indemnity
          Claim(s) set forth in Claim Notice(s) at the second anniversary of the Closing Date is less than 50% of the balance of the Escrow Assets owned by such Stockholder as of such date, the Escrow Agent shall pay to such Stockholder the amount of the difference between such Stockholder's Pro Rata Percentage obligation for the aggregate amount of such Company Indemnity Claim(s) and 50% of the balance of the Escrow Assets owned by such Stockholder as of such date, and the Escrow Agent shall retain the amount of such Company Indemnity Claim(s) as part of the Escrow Assets to be held by the Escrow Agent pursuant to this Escrow Agreement. The amount retained by the Escrow Agent in connection with such Company Indemnity Claim(s), if any, shall be the "Retained Amount". Notwithstanding the foregoing, if the Escrow Agent and any of the Stockholders have received one or more Claim Notices from any Buyer Indemnified Party setting forth, in reasonable detail, a Stockholder Indemnity Claim, then any disbursement by the Escrow Agent to such Stockholder pursuant to this
          Section 5(b) shall be reduced by the aggregate amount of such Stockholder Indemnity Claim(s) and such amount shall be retained by the Escrow Agent as part of the Retained Amount.

          (c) On the earlier of (i) the third anniversary of the Closing Date or
          (ii) the closing of an initial public offering of Buyer's capital stock or the sale of 100% of Buyer's capital stock or substantially all of the assets of Buyer (written notification of the date of any such closing to be delivered to the Escrow Agent by Buyer) (the "Final Stockholder Release Date"), the Escrow Agent shall disburse to each Stockholder the remaining balance of the Escrow Assets that are owned by each such Stockholder as of the Final Release Date, unless the Escrow Agent and the Stockholder Agent have received one or more Claim Notices from any Buyer Indemnified Party setting forth a Company Indemnity Claim. With respect to each Stockholder, if the Pro Rata Percentage obligation of such Stockholder for the aggregate amount of any Company Indemnity Claim(s) set forth in such Claim Notice(s) as of the Final Stockholder Release Date is less than the balance of the Escrow Assets owned by such Stockholder as of the Final Stockholder Release Date, the Escrow Agent shall pay to such Stockholder the amount of the difference between such Stockholder's Pro Rata Percentage obligation for the aggregate amount of such Company Indemnity Claim(s) and the balance of the Escrow Assets owned by such Stockholder as of the Final Stockholder Release Date, and the Escrow Agent shall retain the amount of such Company Indemnity Claim(s) as part of the Escrow Assets to be held by the Escrow Agent pursuant to this Escrow Agreement. The amount retained by the Escrow Agent in connection with such Company Indemnity Claim(s), if any, shall be the "Retained Amount". Notwithstanding the foregoing, if the Escrow Agent and any of the Stockholders have received one or more Claim Notices from any Buyer Indemnified Party setting forth, in reasonable detail, a Stockholder Indemnity Claim, then any disbursement by the Escrow Agent to such Stockholder pursuant to this Section 5(c) shall be reduced by the aggregate amount of such Stockholder Indemnity Claim and such amount shall be retained by the Escrow Agent as part of the Retained Amount.

                                        4

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          (d) To settle any Company Indemnity Claim by any Buyer Indemnified
          Party against the Stockholders or any Stockholder Indemnity Claim by any Buyer Indemnified Party against any Stockholder, the Escrow Agent may disburse to such Buyer Indemnified Party any portion of the Escrow Assets (including any Retained Amount) owned by the Stockholders (on a Pro Rata Percentage basis) or such Stockholder, respectively:

               (i) at any time upon receipt by the Escrow Agent of a written instruction executed by such Buyer Indemnified Party and the Stockholder Agent in the case of a Company Indemnity Claim or such Stockholder in the case of a Stockholder Indemnity Claim setting forth the amount of the Escrow Assets to be so disbursed;

               (ii) within 30 days following receipt by the Escrow Agent of a
                    Claim Notice, provided that, during such 30-day period, the Escrow Agent shall not have received: (A) a written objection to the disbursement from the Stockholder Agent in connection with any Company Indemnity Claim (a "Company Objection") or a written objection to the disbursement from such Stockholder in connection with any Stockholder Indemnity Claim (a "Stockholder Objection), which such Company Objection or Stockholder Objection shall describe in reasonable detail the factual basis therefor and shall be delivered to such Buyer Indemnified Party and the Escrow Agent; or (B) a written instruction from such Buyer Indemnified Party that such Buyer Indemnified Party has received an amount in cash to settle such claims by Buyer Indemnified Party; or

               (iii) unless the Escrow Agent has received a written instruction from such Buyer Indemnified Party that such Buyer Indemnified Party has received an amount in cash to settle such claim prior to receipt by the Escrow Agent of the items set forth below, within three days following receipt by the Escrow Agent of:

                    (a) a judgment of any court determining the validity of a disputed claim by such Buyer Indemnified Party, and certification by Buyer that no appeal is pending from such judgment or that the time to appeal therefrom has elapsed;

                    (b) an award of any arbitrator or arbitration panel determining the validity of a disputed claim by such Buyer Indemnified Party, and certification by Buyer that there is not pending any motion to set aside such award or that the time within which to move to set such award aside has elapsed;

                    (c) a written termination of any Company Objection in connection with any Company Indemnity Claim or any

                                        5

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                    Stockholder Objection in connection with any Stockholder
                    Indemnity Claim signed by all of the parties thereto or their attorneys; or

                    (d) a written acknowledgement by the Stockholder Agent with respect to any Company Indemnity Claim or such Stockholder with respect to any Stockholder Indemnity Claim that the validity of any claim by such Buyer Indemnified Party is no longer disputed.

          (e) The Escrow Agent shall disburse to each Stockholder (on a Pro Rata Percentage basis) any part or all of the Retained Amount owned by such Stockholder that has been retained by the Escrow Agent in connection with any Company Indemnity Claim made by any Buyer Indemnified Party and, to each Stockholder, any part or all of the Retained Amount owned by each such Stockholder that has been retained by the Escrow Agent in connection with any Stockholder Indemnity Claim:

               (i) at any time upon receipt by the Escrow Agent of a written instruction executed by such Buyer Indemnified Party and the Stockholder Agent in connection with any Company Indemnity Claim or such Stockholder in connection with any Stockholder Indemnity Claim setting forth the amount of the Retained Amount to be so disbursed; or

               (ii) within three days following receipt by the Escrow Agent of:

                    (a) a judgment of any court determining that such Buyer Indemnified Party is not entitled to any or all of the disputed claim by such Buyer Indemnified Party, and certification by the Stockholder Agent in connection with any Company Indemnity Claim or such Stockholder in connection with any Stockholder Indemnity Claim that no appeal is pending from such judgment or that the time to appeal therefrom has elapsed;

                    (b) an award of any arbitrator or arbitration panel determining that such Buyer Indemnified Party is not entitled to any or all of the disputed claim by such Buyer Indemnified Party, and certification by the Stockholder Agent in connection with any Company Indemnity Claim or such Stockholder in connection with any Stockholder Indemnity Claim that there is not pending any motion to set aside such award or that the time within which to move to set such award aside has elapsed; or

                    (c) a written withdrawal by such Buyer Indemnified Party of any Company Indemnity Claim or Stockholder Indemnity Claim by such Buyer Indemnified Party.

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          (f) Upon receipt by the Escrow Agent of written instructions from
          Buyer stating that any Stockholder has paid its Pro Rata Percentage obligation of any Company Indemnity Claim in immediately available funds, the Escrow Agent shall disburse Buyer Common Stock to such Stockholder from such Stockholder's Escrow Assets in the amount of the Company Indemnity Claim paid by such Stockholder as set forth in Buyer's written instructions. Upon receipt by the Escrow Agent of written instructions from Buyer stating that any Stockholder has paid any Buyer Indemnified Party the amount of any Stockholder Indemnity Claim in immediately available funds, the Escrow Agent shall disburse to such Stockholder Buyer Common Stock from the Escrow Assets owned by such Stockholder in the amount of such claim.

          (g) If at the time of any disbursement pursuant to this Section 5, the Escrow Assets owned by the Stockholder(s) are comprised of both cash and Buyer Common Stock, Buyer shall instruct the Escrow Agent to make such disbursement from either the cash, Buyer Common Stock, or any combination of cash and Buyer Common Stock.

     6. Pro Rata Percentage Disbursements. Any disbursements from the Escrow
        ---------------------------------
     Assets (i) to the Stockholders pursuant to Section 5 and (ii) to Buyer (A) pursuant to Section 4 and (B) to satisfy any Company Indemnity Claim, shall be made from the Escrow Assets owned by each Stockholder on a pro rata basis based on each Stockholder's percentage ownership of the Company immediately prior to the Effective Time (the "Pro Rata Percentage"), as set forth below:

          Michael J. Snyder            41.0003087373%

          Stephen S. Snyder, trustee   20.5001543686%

          Louise A. Snyder, trustee    20.5001543686%

          Michael E. Woods              3.9993350274%

          Robert Merullo                3.9993350274%

          Shamrock Investment Co.       7.9333602489%

          George D. Hansen              0.5046666825%

          Deborah Hansen                0.4939796233%

          Beverly C. Brown              0.5343529579%

          L.V. Brown, Jr.               0.5343529579%

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     7. Valuation of Escrow Common Stock. For purposes of disbursing the Escrow
        --------------------------------
     Assets to any Stockholder or to settle any reduction of Merger Consideration, Company Indemnity Claim or any Stockholder Indemnity Claim by any Buyer Indemnified Party, the value of the shares of Buyer Common Stock which constitute the Escrow Assets hereunder shall be $2.00 per share, as proportionately adjusted from time to time to give effect to any stock dividends, stock splits, reverse stock splits, reclassifications or events of a similar nature affecting the shares of Buyer Common Stock after the Effective Time. Buyer shall deliver written notification to the Escrow Agent of any such adjustments to Buyer Common Stock. The number of shares of Buyer Common Stock disbursed to any Stockholder or to settle any reduction of the Merger Consideration, Company Indemnity Claim or any Stockholder Indemnity Claim by such Buyer Indemnified Party shall be rounded up to the next whole share, if necessary.

     8. Voting Rights and Dividends
        ---------------------------

          (a) The Stockholders shall be entitled to exercise any and all voting and other consensual rights pertaining to the Escrow Assets or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Merger Agreement and the Shareholders Agreement.

          (b) Any and all distributions of stock or any securities of Buyer Common Stock issued in respect thereof (including, without limitation, any shares issued pursuant to any stock dividend, stock split, reverse stock split, combination or reclassification thereof) shall be the property of the Stockholders and shall be deposited with the Escrow Agent and shall be treated as Escrow Assets pursuant to the terms of this Agreement. Cash dividends or other property distributed in respect of Buyer Common Stock and interest paid in respect of cash held in the Escrow Assets shall be delivered to the Stockholders and shall not be deposited with or retained by the Escrow Agent.

     9. Investment of Escrow Assets. The Escrow Agent agrees to invest and
        ---------------------------
     reinvest any cash deposited with the Escrow Agent at the written direction of the Stockholder Agent and risk of the Stockholders during the term of this Agreement. The Escrow Agent shall invest and reinvest any cash deposited with the Escrow Agent in J.P. Morgan Institutional Service Prime Money Market Fund or any money market fund rated in the highest rating category by Standard and Poor's Ratings Services or Moody's Investor Service. The parties acknowledge that the Escrow Agent shall not be responsible for any diminution in value of the cash deposited with the Escrow Agent due to losses resulting from investments.

     10. Termination.
         -----------

          (a) Three Year Anniversary. After all Company Indemnity Claims and
              ----------------------
          Stockholder Indemnity Claims by any of the Buyer Indemnified Parties made within three years of the Closing Date of the transactions contemplated by the Merger Agreement have been settled or resolved and the Escrow Agent has disbursed any or all of the Retained Amount to such Buyer Indemnified Parties,

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          the Escrow Agent shall disburse to each Stockholder the remaining
          Escrow Assets owned by each such Stockholder and the escrow shall terminate; provided, however, that if the Escrow Assets are depleted
                     --------  -------
          at any earlier time, then the escrow shall terminate at such earlier time.

          (b) Initial Public Offering or Sale of Buyer. Notwithstanding the
              ---------------------------------------
          foregoing, following the closing of an initial public offering of Buyer's capital stock or a sale of 100% of the capital stock of Buyer or substantially all of the assets of Buyer, the escrow shall terminate after (i) all Company Indemnity Claims and Stockholder Indemnity Claims by any of the Buyer Indemnified Parties made prior to the closing of any such public offering or sale have been settled or resolved, (ii) the Escrow Agent has disbursed any or all of the Retained Amount to such Buyer Indemnified Parties and (iii) the Escrow Agent has disbursed to each Stockholder the remaining Escrow Assets owned by each such Stockholder; provided, however, that if the Escrow
                                          --------  -------
          Assets are depleted at any earlier time, then the escrow shall terminate at such earlier time.

     11. Recovery of Attorneys' Fees and Court Costs. In the event of any Action
         -------------------------------------------
     between any Buyer Indemnified Party and any of the Stockholders arising out of the subject matter of this Agreement, the prevailing party in such Action shall be entitled to recover its reasonable attorneys' fees, and other costs and expenses, including all amounts paid to or on behalf of the Escrow Agent, incurred in connection with such Action. If such Buyer Indemnified Party is entitled to reimbursement of such fees, costs and expenses, it may recover them from the Escrow Assets, but its rights and remedies shall not be limited to the Escrow Assets. To recover such amount from the Escrow Assets, such Buyer Indemnified Party shall deliver to the Escrow Agent a copy of the adjudication resulting from such Action that sets forth the amount of fees, costs and expenses awarded to it, and the Escrow Agent shall be authorized to disburse to such Buyer Indemnified Party the total amount thereof in reliance on such adjudication from the Escrow Assets owned by the Stockholder(s) named on such adjudication.

     12. Limitations on Liability of Escrow Agent.
         ----------------------------------------

          (a) The Escrow Agent may act upon any written notice, certificate, instrument, request, waiver, consent, paper, or other document that the Escrow Agent in good faith reasonably believes to be genuine and to have been made, sent, signed, prescribed, or presented by the proper person or persons. The Escrow Agent shall not be liable for any action taken or omitted by it in connection with the performance of its duties and obligations hereunder, except for its own gross negligence or willful misconduct. The Escrow Agent shall be under no obligation to institute or defend any action, suit or legal proceeding in connection with this escrow or this Agreement unless it is indemnified to its satisfaction by the party or parties who desire that it undertake such action.

          (b) The Escrow Agent shall be under no obligation or liability for failure to inform any Buyer Indemnified Party or any of the Stockholders regarding any transaction or facts within the Escrow Agent's knowledge, even though the same

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          may concern the matters described herein, provided they do not prevent or interfere with the Escrow Agent's compliance with this Agreement, nor shall the Escrow Agent be liable for the sufficiency, correctness or genuineness as to form, manner of execution or validity of any instrument deposited, nor as to identity, authority, or rights of any person executing the same, except as above provided.

          (c) Should the Escrow Agent during or after the term of the escrow receive or become aware of any conflicting demands or claims with respect to the Escrow Assets or the rights of any of the parties hereto, or any money or property deposited herein or affected hereby, the Escrow Agent shall have the right to discontinue any or all further acts on its part until such conflict is resolved to its and the parties' satisfaction, and the Escrow Agent shall have the further right to commence or defend any action or proceeding for the determination of such conflict. In the event the Escrow Agent should file suit in interpleader, it shall be fully released and discharged from all further obligations under this Agreement.

          (d) The Escrow Agent may consult with legal counsel satisfactory to it in connection with any dispute, the construction of any provision of this Agreement or the duties and obligations of the Escrow Agent under this Agreement and shall be fully protected in taking or omitting to take any other action in reliance on the advice of such counsel.

          (e) Buyer and the Stockholders agree jointly and severally, and as to each of the Stockholders, severally and not jointly, to indemnify the Escrow Agent and hold it harmless from and against any loss, liability, expenses (including, without limitation, reasonable attorneys' fees and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement, except for the gross negligence or willful misconduct of the Escrow Agent. The costs and expenses of enforcing this right of indemnification shall be paid by Buyer and the Stockholders, jointly and severally, and as to each of the Stockholders, severally and not jointly. These indemnities shall survive the resignation of the Escrow Agent or the termination of this Escrow Agreement.

          (f) The Escrow Agent shall have no duties except those specifically set forth in this Agreement and shall not be subject to, nor have any liability or responsibility under, any other agreement or document the parties hereto may be responsible for, even if same is referenced herein.

     13. Release of Escrow Agent. The retention and distribution of the Escrow
         -----------------------
     Assets in accordance with the terms and provisions of this Agreement shall fully and completely release the Escrow Agent from any obligations or liabilities assumed under this Agreement with respect to the Escrow Assets.

     14. Compensation of Escrow Agent. The Escrow Agent shall be entitled to its
         ----------------------------
     fees as set forth in Schedule II, and reimbursement of fees, costs and expenses, including reasonable attorneys' fees, suffered or incurred by the Escrow Agent in connection with

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     the performance of its duties and obligations hereunder, including, but not limited to, any suit in interpleader brought by the Escrow Agent. The compensation, fees, costs and expenses of the Escrow Agent shall be paid by Buyer (except as may otherwise be determined in any Action).

     15. Resignation of Escrow Agent; Successor Escrow Agent.
         ---------------------------------------------------

          (a) The Escrow Agent may resign at any time upon giving at least thirty days written notice to Buyer and the Stockholder Agent; provided, however, that no such resignation will become effective
          --------  -------
          until the appointment of a successor Escrow Agent which will be accomplished as follows: Buyer shall appoint a successor Escrow Agent within thirty days after receiving such notice, which appointment will be subject to the approval of the Stockholder Agent. If Buyer and the Stockholder Agent fail to agree upon a successor Escrow Agent within such time, the Escrow Agent will have the right to appoint a successor Escrow Agent. The successor Escrow Agent will execute and deliver an instrument accepting such appointment and it will, without further acts, be vested with all the estates, properties, rights, powers and duties of the predecessor Escrow Agent as if originally named as the Escrow Agent. Thereafter, the predecessor Escrow Agent will be discharged from any further duties under this Agreement.

          (b) Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party shall be and become the successor Escrow Agent under this Escrow Agreement, vested with title to the Escrow Assets and having all the powers, discretions, rights, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance.

     16. Stockholder Agent.
         -----------------

          (a) Michael J. Snyder is hereby appointed by the Stockholders to act as the Stockholders' agent (the "Stockholder Agent") with respect to the escrow provisions set forth in this Agreement. The Stockholder Agent will be constituted and appointed as agent and attorney-in-fact for each Stockholder to give and receive notices and communications, to authorize delivery to any Buyer Indemnified Party of Buyer Common Stock or cash from the Escrow Assets in satisfaction of Company Indemnity Claims or Stockholder Indemnity Claims by such Buyer Indemnified Party, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts and awards of arbitrators with respect to such Company Indemnity Claims or Stockholder Indemnity Claims, to authorize delivery to any Buyer Indemnified Party of Buyer Common Stock or cash from the Escrow Assets in satisfaction of any reduction in the Merger Consideration, and to take all actions necessary or appropriate in the judgment of the Stockholder Agent for the accomplishment of the foregoing. Notices or communications to or from the Stockholder Agent will constitute notice to or from each of the Stockholders. A decision, act, consent or instruction of the Stockholder Agent will constitute a decision of all the Stockholders, and will be final, binding and conclusive upon each of the Stockholders, and the Escrow Agent and any Buyer Indemnified Party may rely upon any decision, act, consent or instruction of the Stockholder Agent as being the decision, act, consent or instruction of each and all of the Stockholders.

          (b) Michael J. Snyder may, in his sole discretion, resign as the Stockholder Agent, provided that Michael J. Snyder shall give Buyer 20 days' prior written notice of his inability or unwillingness to serve as the Stockholder Agent hereunder. If Michael J. Snyder is unable to or unwilling to act as the Stockholder Agent, a majority in interest of the Stockholders shall be entitled to appoint a substitute agent(s) for such purpose. Michael J. Snyder shall have no liability whatsoever to any of the Stockholders, Merger Sub, any Buyer Indemnified Party or the Escrow Agent in acting as the Stockholder Agent except for actions taken in manifest bad faith. Any Buyer Indemnified Party and the Escrow Agent shall be entitled to rely on the authority of the Stockholder Agent for all purposes provided for herein, and any Buyer Indemnified Party and the Escrow Agent shall have no liability to the Stockholders for the failure of the Stockholder Agent to perform any action or satisfy any obligation provided for herein. The Escrow Agent and any Buyer Indemnified Party are hereby relieved from any liability to any Person for acts done by them in accordance with any decision, act, consent or instruction of the Stockholder Agent.

          (c) Each Stockholder agrees to pay all costs and expenses, including those of any legal counsel or other professional retained by the Stockholder Agent, in connection with the acceptance or administration of the Stockholder Agent's duties hereunder.

     17. Parties in Interest. This Agreement shall be binding upon and inure to
         -------------------
     the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever by, under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to, or to confer any right of subrogation or action over against, any party to this Agreement.

     18. Notices. Any notice or other communication hereunder must be given in
         -------
     writing and either (a) delivered in person, (b) transmitted by telefax or other telecopy mechanism provided that any notice so given is also mailed as provided in clause (c) or (c) mailed by certified or registered mail, postage prepaid, receipt requested, to the addresses set forth on the signature pages attached hereto or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective when actually received. The names, titles and specimen signatures of each of the persons who are authorized to execute and deliver written notices and directions to the Escrow Agent pursuant to this Agreement are attached hereto as Schedule III.

     19. Amendments; Waivers. This Agreement may be amended only by an agreement
         -------------------
     in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound, and then only to the specific purpose, extent and instance so provided.

     20. Counterparts. This Agreement and any other agreement (or document)
         ------------
     delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts of this Agreement have been signed by each party and delivered to the other parties. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

     21. Assignment; Successors and Assigns. Neither this Agreement nor any
         ----------------------------------
     rights or obligations under it are assignable without the prior written consent of all parties. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the respective parties.

     22. Governing Law. This Agreement shall be governed in all respects by the
         -------------
     laws of the State of California without regard to any laws or regulations relating to choice of laws (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than the State of California.

     23. Integration. This Agreement, and the agreements referred to herein,
         -----------
     constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings with respect thereto.

     24. Severability. If any provision of this Agreement is held invalid by any
         ------------
     court, arbitrator, governmental agency or regulatory body, the other provisions shall remain in full force and effect. To the extent permitted by applicable law, the parties hereby waive any provision of law that renders any provision hereof unenforceable in any respect.

     25. Headings. The descriptive headings of the Sections of this Agreement
         --------
     are for convenience only and do not constitute a part of this Agreement.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on the day and year first above written.

                                          RED ROBIN INTERNATIONAL, INC.
                                          a Nevada corporation


                                          By:/s/ James P. McCloskey
                                             -----------------------------------
                                                 James P. McCloskey
                                                 Chief Financial Officer

                                           Address: 5575 DTC Parkway, Suite 110
                                                    Englewood, Colorado 80111
                                                    Attention:  John Grant
                                                    Facsimile No.:  303-846-6073


                                          RED ROBIN HOLDING CO.,
                                          a Nevada corporation


                                          By:/s/ James P. McCloskey
                                             -----------------------------------
                                                 James P. McCloskey
                                                 Chief Financial Officer

                                          Address: 5575 DTC Parkway, Suite 110
                                                   Englewood, Colorado 80111
                                                   Attention:  John Grant
                                                   Facsimile No.: 303-846-6073


                                          THE STOCKHOLDERS


                                          --------------------------------------
                                              Michael J. Snyder

                                          Address: 5575 DTC Parkway, Suite 110
                                                   Englewood, Colorado 80111
                                                   Attention: Michael J. Snyder
                                                   Facsimile No.: 303-846-6013

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on the day and year first above written.

                                          RED ROBIN INTERNATIONAL, INC.
                                          a Nevada corporation


                                          By:
                                             -----------------------------------
                                                 James P. McCloskey
                                                 Chief Financial Officer

                                           Address: 5575 DTC Parkway, Suite 110
                                                    Englewood, Colorado 80111
                                                    Attention:  John Grant
                                                    Facsimile No.:  303-846-6073


                                          RED ROBIN HOLDING CO.,
                                          a Nevada corporation


                                          By:
                                             -----------------------------------
                                                 James P. McCloskey
                                                 Chief Financial Officer

                                          Address: 5575 DTC Parkway, Suite 110
                                                   Englewood, Colorado 80111
                                                   Attention:  John Grant
                                                   Facsimile No.: 303-846-6073


                                          THE STOCKHOLDERS

                                          /s/  Michael J. Snyder
                                          --------------------------------------
                                              Michael J. Snyder

                                          Address: 5575 DTC Parkway, Suite 110
                                                   Englewood, Colorado 80111
                                                   Attention: Michael J. Snyder
                                                   Facsimile No.: 303-846-6013

                              /s/ Stephen Snyder
                              --------------------------------------------------
                              Stephen Snyder, individually and as the Trustee of the Stephen S. Snyder Intervivos Trust

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Louise Snyder, individually and as the Trustee of the Louise Snyder Intervivos Trust

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Michael E. Woods

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Robert Merullo

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013

                              --------------------------------------------------
                              Stephen Snyder, individually and as the Trustee of the Stephen S. Snyder Intervivos Trust

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013


                              /s/ Louise Snyder
                              --------------------------------------------------
                              Louise Snyder, individually and as the Trustee of the Louise Snyder Intervivos Trust

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Michael E. Woods

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Robert Merullo

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013

                              --------------------------------------------------
                              Stephen Snyder, individually and as the Trustee of the Stephen S. Snyder Intervivos Trust

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Louise Snyder, individually and as the Trustee of the Louise Snyder Intervivos Trust

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013


                              /s/ Michael E. Woods
                              --------------------------------------------------
                              Michael E. Woods

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Robert Merullo

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013

                              --------------------------------------------------
                              Stephen Snyder, individually and as the Trustee of the Stephen S. Snyder Intervivos Trust

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Louise Snyder, individually and as the Trustee of the Louise Snyder Intervivos Trust

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013



                              --------------------------------------------------
                              Michael E. Woods

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013


                                /s/ Robert Merullo
                              --------------------------------------------------
                              Robert Merullo

                              Address: 5575 DTC Parkway, Suite 110
                                       Englewood, Colorado 80111
                                       c/o Michael J. Snyder
                                       Facsimile No.: 303-846-6013

                                            SHAMROCK INVESTMENT COMPANY
                                            a Washington general partnership


                                            By: /s/ George D. Hansen
                                               ---------------------------------
                                            Name:  George D. Hansen
                                                 -------------------------------
                                            Title: C.O.O.
                                                  ------------------------------

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            George D. Hansen

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            Deborah Hansen

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            Beverly C. Brown

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013

                                            SHAMROCK INVESTMENT COMPANY
                                            a Washington general partnership


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013


                                            /s/ George D. Hansen
                                            ------------------------------------
                                            George D. Hansen

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            Deborah Hansen

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            Beverly C. Brown

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013

                                            SHAMROCK INVESTMENT COMPANY
                                            a Washington general partnership


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            George D. Hansen

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013


                                            /s/ Deborah Hansen
                                            ------------------------------------
                                            Deborah Hansen

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            Beverly C. Brown

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013

                                            SHAMROCK INVESTMENT COMPANY
                                            a Washington general partnership


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            George D. Hansen

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013



                                            ------------------------------------
                                            Deborah Hansen

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013


                                            /s/ Beverly C. Brown
                                            ------------------------------------

                                            Address: 5575 DTC Parkway, Suite 110
                                                     Englewood, Colorado 80111
                                                     c/o Michael J. Snyder
                                                     Facsimile No.: 303-846-6013

                                        /s/ L.V. Brown, Jr.
                                        ----------------------------------------
                                        L.V. Brown, Jr.

                                        Address: 5575 DTC Parkway, Suite 110
                                                 Englewood, Colorado 80111
                                                 c/o Michael J. Snyder
                                                 Facsimile No.: 303-846-6013


                                        HARRIS TRUST COMPANY
                                        OF CALIFORNIA, as Escrow Agent


                                        By:
                                            ------------------------------------
                                            Esther Cervantes
                                            Tittle: Vice President

                                        Address: 601 South Figueroa Street #4900
                                                 Los Angeles, California 90017
                                                 Attention: Escrow Division
                                                 Facsimile No.: (213) 239-0631

                                        ----------------------------------------
                                        L.V. Brown, Jr.

                                        Address: 5575 DTC Parkway, Suite 110
                                                 Englewood, Colorado 80111
                                                 c/o Michael J. Snyder
                                                 Facsimile No.: 303-846-6013


                                        HARRIS TRUST COMPANY
                                        OF CALIFORNIA, as Escrow Agent


                                        By: /s/ Esther Cervantes
                                            ------------------------------------
                                            Esther Cervantes
                                            Tittle: Vice President

                                        Address: 601 South Figueroa Street #4900
                                                 Los Angeles, California 90017
                                                 Attention: Escrow Division
                                                 Facsimile No.: (213) 239-0631

                                      S-4